UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

Aegon Emerging Markets Debt Fund

Aegon Short Duration High Yield Fund

ANNUAL REPORT	SEPTEMBER 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with a Fund, you can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-833-GO-AEGON (833-462-3466). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Aegon Funds if you invest directly with a Fund.

Investment Adviser:

Aegon USA Investment Management, LLC

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

The Funds file their complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Form N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-833-GO-AEGON (833-462-3466); and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

 LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders,

We are pleased to provide our first annual report since the launch of our Aegon mutual funds on June 14, 2019. Market activity since the funds’ inception can be summed up by the phrase ‘lower expectations’ as lingering optimism was reduced throughout the period. The main catalyst driving this re-calibration of expectations was the bear market in geopolitics bleeding into the economics. Importantly, as the trade wars intensify so do their impact on underlying economics. This theme has been quite evident in the recent pattern of global trade volumes, which have virtually stalled out for most of this year. While expectations have been lowered, given the nature of trade and its paralyzing uncertainty, the skew around those estimates are still to the downside.

The uncertainty around trade has started to materialize in economic numbers. Global trade volumes stalled, but a precipitous falling export orders have pulled global manufacturing into a recession and companies are responding by putting off capital expenditures. Inflation remains MIA and even wage pressure have abated. We believe we are already starting to see these downside pressures seep into national economies; from the plunging global PMIs, a slowdown in global capex due to uncertainty, and a moderating of labor strength in the US.

Within the context of that moderating economic backdrop, the various central banks around the world have been trying to soften the economic impacts to their relative economies by kicking off a global easing cycle. To that degree, we believe that this easing will be more than just a one or two rate cut ‘mid-cycle adjustment’ that Fed Chairman Powell alluded to.

Despite continued trade tensions and escalating fears of slowing global growth, high yield remained relatively resilient. The market was keenly focused on central bank activity as rates continued to rally. The rate move offset spread widening, which effectively led to a month where total return was generally coupon-driven and prices largely unchanged. As rate cuts can have significant implications for risk assets, it is worth noting that high yield is becoming more resilient to swings in US Treasury yields with the Bloomberg Barclays US Corporate High Yield index duration sitting near an all-time low of 3.10 and well below the five-year historical average around four.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Emerging markets performance was broadly impacted by developed market sentiment, rather than EM-specific credit events. The global backdrop of continued trade tensions, softer global growth, and muted inflation pressure are corralling central banks to ease monetary policy. Financial markets sentiment has shifted back and forth weighed by the impact of the US impeachment and trade war with China. The relatively calm US funding markets were impacted by temporary mismatches in the demand for funding and availability of cash, resulting in surge of overnight Treasury general collateral repurchase rates.

Please refer the Management Discussion & Analysis for additional information on the performance of the Aegon Short Duration High Yield and Aegon Emerging Markets Debt funds.

As always, we appreciate you entrusting us with your assets and look forward to serving you in the future.

Sincerely,

Kirk Buese, CFA

Chief Investment Officer

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019 (UNAUDITED)

Performance Overview

From the fund inception of June 14, 2019 through September 30, 2019, declining US Treasury yields weighed positively on emerging market performance. The bulk of the appreciation was in BB-rated segment. The largest positive contributors to performance was sovereign positioning in Indonesia, Mexico and Peru. We had large cash (in US dollar) positioning in the early period of fund launch in June. There were a few notable developments in emerging markets. Brazil’s senate committee approved a major overhaul of the pension system that will reduce the burgeoning fiscal deficit over the next decade. The downward adjustment in Argentine assets in August was quick and significant after the Argentina presidential primary election, otherwise known as the PASO. External sovereign debt prices and sovereign CDS levels in Argentina clearly signaled near-term restructuring and maturity extension.

Positioning & Themes

Emerging markets (EM) performance was broadly impacted by developed market sentiment, rather than EM-specific credit events. The global backdrop of continued trade tensions, softer global growth, and muted inflation pressure are corralling central banks to ease monetary policy. Financial markets sentiment has shifted back and forth weighed by the impact of the US impeachment and trade war with China. The US Federal Reserve Open Market Committee cut policy rates by 25 basis points (bps) at its September meeting. The relatively calm US funding markets were impacted by temporary mismatches in the demand for funding and availability of cash, resulting in surge of overnight Treasury general collateral repo rates. The US Treasury 10-year benchmark yield declined 41bps, closing at 1.67%, and well below its five-year average of 2.28%. This was reflected in the quarterly rating bucket sovereign performance, with EM investment grade debt outperforming high yield debt.

In the short term, favorable positioning and relative valuation are likely to be supportive for emerging market assets. The recent sharp decline in Argentinean assets and the surge in oil prices following attacks in Saudi Arabia have dissipated. However, the asset class is not immune to potential downside from escalating trade tensions, synchronized slowdown in global growth, and abrupt outflows. We continue to favor sovereigns with improving fundamentals, lower political risks, and lower exposure to disruptive US and China trade tensions. The speculative-grade segment still looks relatively attractive versus investment grade, and likely to benefit from a weaker US dollar.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019 (UNAUDITED)

Market Outlook

Emerging market central banks will likely continue to ease monetary policy in a backdrop of weakening growth and declining inflation expectation. The prospects of a limited trade agreement between the United States and China would support a more constructive tone for risk assets. The financial markets expect another 25 basis points in federal funds rate cuts in October, despite Chairman Jerome Powell’s comment that the 25 basis point rate cut in July was a “mid-cycle adjustment.” Upcoming presidential elections in Argentine and idiosyncratic developments in Hong Kong are likely to have minimal contagion impact on other countries in the region, and others across emerging markets.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019 (UNAUDITED)

Comparison of Change in the Value of a $250,000 Investment in the Aegon Emerging Markets Debt Fund, Institutional Class Shares versus JP Morgan EMBI Global Diversified Index

Cumulative Total Return for the Period Ended September 30, 2019
Cumulative Inception to Date*
Institutional Shares	1.61%
Investor Shares†	1.43%
JPMorgan Emerging Markets Bond Index Global Diversified Index	3.19%

* The Fund commenced operations on June 14, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019 (UNAUDITED)

Performance Overview

From the fund inception of June 14, 2019 through September 30, 2019, security selection was the primary contributor to fund performance given strong bond selection within B-rated credit. The underweight to Bs was also advantageous during the period. The exposure to BBs and CCCs and below detracted from relative results, primarily due to subpar security selection. Meanwhile, the modest off-benchmark exposure to investment grade credit contributed to performance. By sub-sector, the largest contributors included energy, basic industry and capital goods. The largest detractors by sub-sector included telecommunications, financial services and insurance.

Positioning & Themes

From a fundamental perspective, we continue to prefer US issuers relative to the rest of the world. In addition to preferring certain consumer and communication sectors, key sector overweights include housing-related credits, financials and transportation. We remain underweight healthcare, media, and retail, where we have some fundamental concerns around certain private equity backed issuers.

With respect to ratings allocation, we maintain a slight up-in-quality bias, as our overweight to CCC-rated credit is offset by the out of index allocation to investment grade. On a case-by-case basis, we are still comfortable with risk exposure to lower-quality credit given underlying fundamentals. We remain focused on searching for situations where we believe the market has pushed security prices down to attractive levels.

Market Outlook

Against a backdrop of macro and geopolitical uncertainty, the high yield market has remained resilient in its continued grind higher. While the year-to-date rally has largely been up-in-quality, returns have been robust and valuations have tightened across asset classes as the continued promise of monetary stimulus from central banks in response to the global macro environment provided a strong tailwind.

Looking forward, we continue to believe the underlying fundamentals of the high yield market will remain generally supportive in a slow but stable economic environment. Technicals are likely to remain positive as the global hunt for yield should bode well for the asset class while a modest primary market into year-end should limit supply. However, we are cognizant of the potential macro headwinds that could affect the high yield market including

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019 (UNAUDITED)

concerns related to slowing global growth, continued uncertainty surrounding the US trade relations with China, the increased potential for a hard Brexit, and more recently the unknowns with potential impeachment proceedings in the US. Against this backdrop, we would anticipate additional volatility in the event of negative surprises.

The material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any stock. Neither this material nor any accompanying oral presentation or remarks by a representative is intended to constitute a recommendation of the Fund or a determination of suitability.

Portfolio holdings are subject to change and should not be considered investment advice or a recommendation to buy securities.

There are risks involved with investing in mutual funds, including loss of principal. In addition to the normal risks involved with investing in mutual funds, including loss of principal, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019 (UNAUDITED)

Comparison of Change in the Value of a $250,000 Investment in the Aegon Short Duration High Yield Fund, Institutional versus the ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB-B 1-5 Year Constrained Index

Cumulative Total Return for the Period Ended September 30, 2019
Cumulative Inception to Date*
Institutional Shares	1.32%
Investor Shares†	1.25%
ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB-B 1-5 Year Constrained Index	1.99%

* The Fund commenced operations on June 14, 2019.

† The graph is based on Institutional Shares only. Returns for Investor Shares are substantially similar to those of the Institutional Shares and differ only to the extent that Investor Shares have higher total annual fund operating expenses than Institutional Shares.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a portfolio’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019 (UNAUDITED)

Definition of the Comparative Indices

The JPMorgan EMBI Global Diversified Index tracks total returns for US dollar–denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

The ICE BofA Merrill Lynch High Yield US Corporate Cash Pay BB-B 1-5 Year Constrained Index is comprised predominantly of US dollar-denominated below investment grade corporate debt (BB1 through B3) with a maturity less than five years.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

Sector Weightings (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS GLOBAL BONDS — 97.2%
	Face Amount(1)		Value
Argentina — 1.0%
Argentine Republic Government International Bond 7.50%, 04/22/26		$200,000	$87,002
6.88%, 01/11/48		100,000	42,001
5.63%, 01/26/22		300,000	129,003

Provincia de Buenos Aires VAR 30-35d Argentina BADLAR Private Banks+3.750%, 58.11%, 04/12/25(a)	ARS	10,000,000	60,727
9.13%, 03/16/24		390,000	142,155

			460,888

Brazil — 4.1%

Brazil Notas do Tesouro Nacional Serie F 10.00%, 01/01/27	BRL	4,250,000	1,198,027

MV24 Capital BV 6.75%, 06/01/34(a)		640,000	660,192

			1,858,219

Chile — 5.2%

Bonos de la Tesoreria de la Republica en pesos 4.50%, 03/01/26	CLP	335,000,000	515,123

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)	Value
Chile — (continued)

Corp Nacional del Cobre de Chile Callable 05/01/27 @ $100 5.63%, 09/21/35	$440,000	$562,082
3.63%, 08/01/27	1,000,000	1,052,910

Sociedad Quimica y Minera de Chile Callable 02/07/29 @ $100 4.25%, 05/07/29(a)	220,000	234,410

		2,364,525

China — 5.2%

Alibaba Group Holding Callable 08/28/24 @ $100 3.60%, 11/28/24	1,000,000	1,052,172

CAR Callable 10/30/19 @ $102 6.00%, 02/11/21	600,000	568,445

Charming Light Investments MTN Callable 12/21/22 @ $100 VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.083%, 4.25%(b)	275,000	278,600

Huarong Finance 2017 MTN VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+6.983%, 4.00%(b)	500,000	499,520

		2,398,737

Colombia — 4.5%

Colombia Government International Bond Callable 01/25/27 @ $100 4.50%, 03/15/29	600,000	666,900
3.88%, 04/25/27	1,000,000	1,060,510

Ecopetrol SA 5.88%, 05/28/45	130,000	151,614

Gran Tierra Energy International Holdings Callable 02/15/22 @ $103 6.25%, 02/15/25	200,000	178,500

		2,057,524

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Costa Rica — 0.9%

Costa Rica Government International Bond 7.00%, 04/04/44		$400,000	$396,504

Croatia — 2.0%

Croatia Government International Bond 6.00%, 01/26/24		800,000	920,536

Czech Republic — 1.1%

Czech Republic Government Bond 4.70%, 09/12/22	CZK	2,520,000	117,015
1.50%, 10/29/19	CZK	4,850,000	204,875
1.00%, 06/26/26	CZK	4,290,000	177,650

			499,540

Dominican Republic — 3.0%

Dominican Republic International Bond 8.90%, 02/15/23(a)	DOP	43,820,000	843,518
7.50%, 05/06/21		73,333	76,633
6.88%, 01/29/26		110,000	124,026
6.85%, 01/27/45		300,000	334,125

			1,378,302

Ecuador — 1.5%

Ecuador Government International Bond 7.88%, 01/23/28		700,000	663,257

Ethiopia — 0.9%

Ethiopia International Bond 6.63%, 12/11/24		410,000	426,614

Ghana — 1.0%

Ghana Government International Bond 8.13%, 01/18/26		440,000	465,457

Hungary — 1.1%

Hungary Government Bond 3.00%, 06/26/24	HUF	33,530,000	119,619
2.75%, 12/22/26	HUF	60,070,000	212,661
2.50%, 10/27/21	HUF	35,160,000	120,334
1.75%, 10/26/22	HUF	13,810,000	46,631

			499,245

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
India — 0.4%

Indiabulls Housing Finance MTN 6.38%, 05/28/22		$250,000	$205,122

Indonesia — 7.1%

Indonesia Government International Bond MTN 5.25%, 01/17/42		350,000	420,849
5.13%, 01/15/45		450,000	536,534
4.10%, 04/24/28		500,000	540,041
3.70%, 01/08/22		390,000	400,597

Indonesia Treasury Bond 7.00%, 05/15/27	IDR	5,000,000,000	349,679
6.63%, 05/15/33	IDR	15,500,000,000	993,299

			3,240,999

Iraq — 0.9%

Iraq International Bond Callable 11/14/19 @ $100 5.80%, 01/15/28		440,000	428,438

Ivory Coast — 0.8%

Ivory Coast Government International Bond 6.38%, 03/03/28		370,000	378,614

Jordan — 0.7%

Jordan Government International Bond 6.13%, 01/29/26		300,000	314,205

Kazakhstan — 1.8%

KazMunayGas National JSC 5.75%, 04/19/47		700,000	820,526

Kenya — 0.5%

Kenya Government International Bond 8.00%, 05/22/32(a)		220,000	230,369

Lebanon — 0.7%

Lebanon Government International Bond 6.75%, 11/29/27		500,000	322,840

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Malaysia — 1.5%

Malaysia Government Bond 4.23%, 06/30/31	MYR	660,000	$166,999
3.90%, 11/30/26	MYR	1,000,000	244,987
3.66%, 10/15/20	MYR	1,100,000	264,121

			676,107

Mexico — 6.7%

Banco Mercantil del Norte SA Callable 06/27/29 @ $100 VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+5.470%, 7.50%(a)(b)		750,000	760,125

Grupo Cementos de Chihuahua de CV Callable 06/23/21 @ $103 5.25%, 06/23/24		260,000	269,103

Mexican Bonos 8.00%, 06/11/20	MXN	2,000,000	102,108
8.00%, 11/07/47	MXN	6,000,000	327,182

Mexico Government International Bond 4.75%, 03/08/44		150,000	162,375

Petroleos Mexicanos Callable 01/23/27 @ $100 7.69%, 01/23/50(a)		379,000	395,108

Callable 07/23/49 @ $100 7.19%, 09/12/24	MXN	17,000,000	751,622
6.49%, 01/23/27(a)		200,000	208,620
4.50%, 01/23/26		100,000	96,599

			3,072,842

Mongolia — 1.1%

Development Bank of Mongolia 7.25%, 10/23/23		250,000	258,994

Mongolia Government International Bond MTN 8.75%, 03/09/24		200,000	223,513

			482,507

Nigeria — 2.5%

IHS Netherlands Holdco BV Callable 09/18/22 @ $104 8.00%, 09/18/27(a)		350,000	357,508

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Nigeria — (continued)

Nigeria Government International Bond MTN 6.50%, 11/28/27		$760,000	$768,117

			1,125,625

Oman — 1.0%

Oman Government International Bond MTN 6.00%, 08/01/29(a)		480,000	477,254

Peru — 3.8%

Lima Metro Line 2 Finance 4.35%, 04/05/36(a)		300,000	319,125

Peru Government Bond 6.71%, 02/12/55	PEN	1,000,000	367,884
6.15%, 08/12/32	PEN	1,580,000	536,756

Petroleos del Peru SA 5.63%, 06/19/47		440,000	522,500

			1,746,265

Poland — 2.2%

Republic of Poland Government Bond 5.75%, 09/23/22	PLN	1,300,000	362,636
5.25%, 10/25/20	PLN	840,000	218,240
2.50%, 07/25/26	PLN	1,700,000	439,301

			1,020,177

Qatar — 3.3%

Qatar Government International Bond 4.82%, 03/14/49(a)		300,000	371,117
4.50%, 04/23/28		1,000,000	1,139,402

			1,510,519

Romania — 0.6%

Romania Government Bond 5.80%, 07/26/27	RON	210,000	53,557
3.25%, 03/22/21	RON	700,000	160,426
3.25%, 04/29/24	RON	290,000	64,937

			278,920

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Russia — 7.4%

ALROSA Finance SA Callable 01/09/24 @ $100 4.65%, 04/09/24		$800,000	$837,050

MMC Norilsk Nickel Via MMC Finance DAC 6.63%, 10/14/22		800,000	878,019

Russian Railways Via RZD Capital 8.80%, 10/04/25	RUB	60,500,000	988,681

SCF Capital DAC 5.38%, 06/16/23		650,000	686,816

			3,390,566

Saudi Arabia — 0.7%

Dar Al-Arkan Sukuk MTN 6.88%, 04/10/22		300,000	303,156

Senegal — 1.1%

Senegal Government International Bond 6.25%, 05/23/33		500,000	503,225

South Africa — 3.6%

Republic of South Africa Government Bond 10.50%, 12/21/26	ZAR	5,000,000	368,372
8.75%, 02/28/48	ZAR	10,000,000	584,032
7.75%, 02/28/23	ZAR	2,000,000	133,298

Republic of South Africa Government International Bond 6.25%, 03/08/41		290,000	317,726
4.67%, 01/17/24		220,000	230,424

			1,633,852

Sri Lanka — 1.5%

Sri Lanka Government International Bond 6.85%, 03/14/24		650,000	664,473

Thailand — 2.3%

Thailand Government Bond 3.85%, 12/12/25	THB	19,260,000	719,385
3.40%, 06/17/36	THB	8,110,000	338,479

			1,057,864

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)		Value
Turkey — 5.4%

Petkim Petrokimya Holding Callable 01/26/21 @ $103 5.88%, 01/26/23		$800,000	$787,616

Turkey Government Bond 10.40%, 03/20/24	TRY	3,000,000	480,786

Turkey Government International Bond 7.25%, 12/23/23		300,000	317,156
6.00%, 01/14/41		260,000	232,734
5.13%, 02/17/28		500,000	462,001
4.25%, 04/14/26		200,000	180,184

			2,460,477

Ukraine — 2.3%

Kernel Holding 8.75%, 01/31/22		600,000	636,000

Ukraine Government International Bond 7.75%, 09/01/26		400,000	417,096

			1,053,096

United Arab Emirates — 2.6%

Abu Dhabi Crude Oil Pipeline 4.60%, 11/02/47		220,000	256,375

GEMS MENASA Cayman Callable 07/31/22 @ $104 7.13%, 07/31/26(a)		400,000	412,500

MAF Global Securities Callable 09/07/22 @ $100 VAR USD Swap Semi 30/360 5 Yr Curr+3.476%, 5.50%(b)		500,000	501,726

			1,170,601

United States — 0.3%

Citgo Holding Callable 08/01/21 @ $105 9.25%, 08/01/24(a)		120,000	127,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

GLOBAL BONDS — (continued)
	Face Amount(1)	Value
Uruguay — 1.5%

Uruguay Government International Bond Callable 10/23/30 @ $100 7.88%, 01/15/33	$150,000	$222,939
5.10%, 06/18/50	90,000	107,101
4.38%, 01/23/31	330,000	364,158

		694,198

Uzbekistan — 1.4%

Republic of Uzbekistan Bond MTN 5.38%, 02/20/29	600,000	658,500

Total Global Bonds (Cost $44,506,190)		44,438,185

Total Investments—97.2% (Cost $44,506,190)		$44,438,185

Percentages are based on Net Assets of $45,699,923.

ARS — Argentine Peso

BRL — Brazilian Real

CLP — Chilean Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DOP — Dominican Peso

HUF — Hungarian Forint

IDR — Indonesian Rupiah

JSC — Joint Stock Company

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Sol

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

THB — Thai Bhat

TRY — Turkish Lira

USD — U.S. Dollar

VAR — Variable Rate

ZAR — South African Rand

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON EMERGING MARKETS DEBT FUND SEPTEMBER 30, 2019

(1)	In U.S. Dollars unless otherwise indicated.
(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $5,458,073 or 11.9% of net assets.

(b)	Perpetual security with no stated maturity date.

As of September 30, 2019, all of the Fund’s investments were considered Level 2 in accordance with the authoritative guidance on fair value measurements under U.S. generally accepted accounting principles.

For the period ended September 30, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

Sector Weightings (Unaudited)†:

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 91.3%
	Face Amount	Value
Communication Services — 14.4%
CCO Holdings Callable 10/31/19 @ $102 5.75%, 01/15/24	$220,000	$224,950
Callable 10/31/19 @ $101 5.25%, 09/30/22	225,000	227,582
CenturyLink 6.45%, 06/15/21	280,000	294,000
Clear Channel Worldwide Holdings Callable 02/15/21 @ $105 9.25%, 02/15/24(a)	52,000	57,130
CSC Holdings Callable 10/15/20 @ $103 6.63%, 10/15/25(a)	200,000	214,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Communication Services — (continued)
DISH DBS 6.75%, 06/01/21	$240,000	$252,552
5.88%, 07/15/22	100,000	104,000
Frontier Communications 8.75%, 04/15/22	90,000	40,050
Intelsat Jackson Holdings 9.50%, 09/30/22(a)	95,000	110,200
Callable 10/31/19 @ $104 8.00%, 02/15/24(a)	110,000	114,263
Level 3 Parent Callable 12/01/19 @ $100 5.75%, 12/01/22	275,000	276,100
Nokia 3.38%, 06/12/22	130,000	131,950
Sirius XM Radio Callable 07/15/21 @ $102 4.63%, 07/15/24(a)	28,000	29,031
Sprint 7.25%, 09/15/21	280,000	298,788
T-Mobile USA Callable 10/11/19 @ $103 6.50%, 01/15/24	140,000	145,223
Univision Communications Callable 10/31/19 @ $101 6.75%, 09/15/22(a)	85,000	86,169
Callable 10/31/19 @ $102 5.13%, 05/15/23(a)	105,000	105,328
Virgin Media Finance Callable 01/15/20 @ $103 5.75%, 01/15/25(a)	200,000	206,000

		2,917,376

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Consumer Discretionary — 15.3%
Boyd Gaming Callable 10/16/19 @ $103 6.88%, 05/15/23	$175,000	$181,562
Boyne USA Callable 05/01/21 @ $104 7.25%, 05/01/25(a)	185,000	201,576
Brookfield Residential Properties Callable 10/07/19 @ $100 6.50%, 12/15/20(a)	135,000	135,040
Dana Callable 10/31/19 @ $102 6.00%, 09/15/23	175,000	179,375
Fiat Chrysler Automobiles 4.50%, 04/15/20	200,000	201,420
Goodyear Tire & Rubber Callable 10/31/19 @ $103 5.13%, 11/15/23	130,000	131,625
International Game Technology Callable 08/15/21 @ $100 6.25%, 02/15/22(a)	200,000	211,053
KB Home 7.50%, 09/15/22	95,000	106,637
Callable 09/15/21 @ $100 7.00%, 12/15/21	100,000	107,730
L Brands 6.63%, 04/01/21	110,000	116,050
5.63%, 02/15/22	55,000	57,956
Lennar 8.38%, 01/15/21	90,000	96,413
Callable 10/15/21 @ $100 4.13%, 01/15/22	95,000	97,256
Mattel Callable 07/15/21 @ $100 2.35%, 08/15/21	75,000	72,938

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Consumer Discretionary — (continued)
Meritage Homes 7.15%, 04/15/20	$105,000	$107,246
MGM Resorts International 6.63%, 12/15/21	215,000	232,920
NCL Callable 10/31/19 @ $102 4.75%, 12/15/21(a)	175,000	177,993
Penske Automotive Group 3.75%, 08/15/20	100,000	100,380
Scientific Games International Callable 10/31/19 @ $105 10.00%, 12/01/22	200,000	208,000
Viking Cruises Callable 05/15/20 @ $103 6.25%, 05/15/25(a)	76,000	79,420
William Lyon Homes Callable 10/31/19 @ $100 7.00%, 08/15/22	19,000	19,048
Callable 09/01/20 @ $103 6.00%, 09/01/23	140,000	145,600
Wyndham Destinations Callable 12/01/21 @ $100 4.25%, 03/01/22	125,000	127,500

		3,094,738

Consumer Staples — 1.7%
Albertsons Callable 10/31/19 @ $105 6.63%, 06/15/24	154,000	161,315
Post Holdings Callable 07/15/20 @ $104 8.00%, 07/15/25(a)	140,000	149,800
Rite Aid Callable 10/31/19 @ $103 6.13%, 04/01/23(a)	35,000	27,767

		338,882

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Energy — 13.0%
Antero Resources Callable 10/31/19 @ $101 5.38%, 11/01/21	$150,000	$144,750
Callon Petroleum Callable 10/31/19 @ $105 6.13%, 10/01/24	98,000	96,530
Carrizo Oil & Gas Callable 10/31/19 @ $103 6.25%, 04/15/23	95,000	90,012
Continental Resources Callable 10/31/19 @ $101 5.00%, 09/15/22	120,000	121,053
CSI Compressco Callable 10/31/19 @ $102 7.25%, 08/15/22	110,000	99,506
DCP Midstream Operating Callable 06/30/21 @ $100 4.75%, 09/30/21(a)	125,000	128,125
Denbury Resources Callable 10/31/19 @ $109 9.00%, 05/15/21(a)	100,000	92,750
Energy Transfer Operating 7.50%, 10/15/20	205,000	215,434
Genesis Energy Callable 10/31/19 @ $102 6.75%, 08/01/22	105,000	106,533
NuStar Logistics 4.80%, 09/01/20	155,000	157,519
Oasis Petroleum Callable 10/31/19 @ $100 6.88%, 03/15/22	150,000	139,875
Parsley Energy Callable 10/31/19 @ $105 6.25%, 06/01/24(a)	140,000	144,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Energy — (continued)
PDC Energy Callable 10/31/19 @ $105 6.13%, 09/15/24	$117,000	$116,707
Sabine Pass Liquefaction Callable 11/01/20 @ $100 5.63%, 02/01/21	105,000	108,456
SM Energy Callable 10/31/19 @ $103 6.13%, 11/15/22	110,000	105,418
Southwestern Energy Callable 12/15/21 @ $100 4.10%, 03/15/22	80,000	76,800
Sunoco Callable 01/15/20 @ $102 4.88%, 01/15/23	190,000	194,988
Targa Resources Partners Callable 10/31/19 @ $103 6.75%, 03/15/24	190,000	196,888
Transocean Sentry Callable 05/16/21 @ $103 5.38%, 05/15/23(a)	100,000	99,875
Whiting Petroleum Callable 12/15/20 @ $100 5.75%, 03/15/21	90,000	85,953
WPX Energy Callable 06/01/23 @ $100 8.25%, 08/01/23	95,000	106,875

		2,628,947

Financials — 11.7%
Ally Financial 4.13%, 03/30/20	355,000	360,062
Callable 04/21/24 @ $100 3.88%, 05/21/24	200,000	206,960

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Financials — (continued)
Bank of America VAR ICE LIBOR USD 3 Month+3.292%, 5.13%(c)	$49,000	$50,654
Barclays VAR USD Swap Semi 30/360 5 Yr Curr+4.842%, 7.75%(c)	200,000	208,134
CIT Group 5.00%, 08/15/22	95,000	100,643
Callable 11/16/23 @ $100 4.75%, 02/16/24	95,000	100,656
Citigroup VAR ICE LIBOR USD 3 Month+4.059%, 5.88%(c)	150,000	151,313
VAR United States Secured Overnight Financing Rate+3.813%, 5.00%(c)	100,000	101,220
Hartford Financial Services Group Callable 10/31/19 @ $100
VAR ICE LIBOR USD 3 Month+2.125%, 4.28%, 02/12/47(a)	175,000	148,804
ILFC E-Capital Trust II Callable 10/31/19 @ $100
VAR ICE LIBOR USD 3 Month+1.800%, 4.02%, 12/21/65(a)	160,000	111,536
JPMorgan Chase VAR ICE LIBOR USD 3 Month+3.470%, 5.74%(c)	120,000	120,562
Ladder Capital Finance Holdings LLLP Callable 10/31/19 @ $101 5.88%, 08/01/21(a)	128,000	130,029
Navient 6.63%, 07/26/21	185,000	194,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Financials — (continued)
Park Aerospace Holdings Callable 07/15/22 @ $100 5.25%, 08/15/22(a)	$140,000	$147,546
Royal Bank of Scotland Group 6.13%, 12/15/22	125,000	135,258
Springleaf Finance 8.25%, 12/15/20	90,000	95,738

		2,363,365

Health Care — 5.0%
Bausch Health Callable 10/31/19 @ $101 5.88%, 05/15/23(a)	120,000	121,500
CHS Callable 03/31/20 @ $103 6.25%, 03/31/23	135,000	134,102
Endo Finance Callable 10/31/19 @ $101 5.38%, 01/15/23(a)	105,000	64,050
HCA Healthcare 6.25%, 02/15/21	320,000	335,072
Tenet Healthcare Callable 09/01/21 @ $102 4.63%, 09/01/24(a)	180,000	185,162
Teva Pharmaceutical Finance IV 2.25%, 03/18/20	90,000	88,763
Teva Pharmaceutical Finance Netherlands III BV 2.20%, 07/21/21	105,000	96,075

		1,024,724

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Industrials — 16.2%
American Airlines Pass-Through Trust, Series 2013-2, Class B 5.60%, 07/15/20(a)	$78,367	$79,692
American Airlines Group 5.00%, 06/01/22(a)	155,000	160,944
4.63%, 03/01/20(a)	295,000	296,844
Ardagh Packaging Finance Callable 10/11/19 @ $102 4.25%, 09/15/22(a)	200,000	202,596
Bombardier Callable 10/31/19 @ $101 6.00%, 10/15/22(a)	197,000	196,754
CNH Industrial Capital 4.38%, 04/05/22	95,000	98,650
Colfax Callable 02/15/21 @ $103 6.00%, 02/15/24(a)	85,000	89,960
DAE Funding Callable 10/31/19 @ $102 4.00%, 08/01/20(a)	100,000	100,625
Griffon Callable 10/31/19 @ $101 5.25%, 03/01/22	145,000	146,087
Hertz Callable 10/31/19 @ $101 6.25%, 10/15/22	55,000	55,481
Mauser Packaging Solutions Holding Callable 04/15/20 @ $103 5.50%, 04/15/24(a)	100,000	102,745
Meritor Callable 10/31/19 @ $103 6.25%, 02/15/24	190,000	195,462

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Industrials — (continued)
Norobord 6.25%, 04/15/23	$200,000	$211,500
Reynolds Group Issuer Callable 10/31/19 @ $100 5.75%, 10/15/20	329,497	330,189
Triumph Group Callable 09/15/20 @ $103 6.25%, 09/15/24(a)	179,000	186,196
Callable 10/24/19 @ $100 4.88%, 04/01/21	120,000	120,096
United Airlines Holdings 4.88%, 01/15/25	75,000	78,908
4.25%, 10/01/22	225,000	232,717
United Rentals North America Callable 10/31/19 @ $102 4.63%, 07/15/23	250,000	255,525
Weekley Homes Callable 10/31/19 @ $102 6.00%, 02/01/23	152,000	151,559

		3,292,530

Information Technology — 4.0%
CommScope Callable 03/01/21 @ $103 5.50%, 03/01/24(a)	20,000	20,575
Callable 10/11/19 @ $100 5.00%, 06/15/21(a)	73,000	73,022
Dell International Callable 10/16/19 @ $105 7.13%, 06/15/24(a)	140,000	147,560
Callable 10/16/19 @ $101 5.88%, 06/15/21(a)	210,000	213,360
Hughes Satellite Systems 7.63%, 06/15/21	145,000	156,237

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Information Technology — (continued)
Seagate HDD Cayman Callable 02/01/22 @ $100 4.25%, 03/01/22	$185,000	$191,049

		801,803

Materials — 5.1%
Cleveland-Cliffs Callable 01/15/21 @ $102 4.88%, 01/15/24(a)	147,000	149,940
Crown Americas 4.50%, 01/15/23	90,000	94,500
FMG Resources August 2006 Pty Callable 02/15/22 @ $100 4.75%, 05/15/22(a)	135,000	138,544
Huntsman International Callable 08/15/22 @ $100 5.13%, 11/15/22	85,000	90,623
New Gold Callable 10/08/19 @ $102 6.25%, 11/15/22(a)	75,000	75,202
NOVA Chemicals Callable 10/31/19 @ $102 5.25%, 08/01/23(a)	175,000	176,969
Owens-Brockway Glass Container 5.00%, 01/15/22(a)	115,000	118,617
Teck Resources Callable 10/15/21 @ $100 4.75%, 01/15/22	85,000	87,962
Callable 10/15/20 @ $100 4.50%, 01/15/21	109,000	110,728

		1,043,085

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

CORPORATE OBLIGATIONS — (continued)
	Face Amount	Value
Real Estate — 4.2%
Equinix Callable 10/31/19 @ $103 5.38%, 01/01/22	$85,000	$86,913
GLP Capital Callable 08/01/24 @ $100 3.35%, 09/01/24	95,000	95,542
Iron Mountain Callable 10/11/19 @ $102 6.00%, 08/15/23	65,000	66,534
Callable 10/11/19 @ $101 4.38%, 06/01/21(a)	120,000	121,225
iStar Callable 10/31/19 @ $103 6.00%, 04/01/22	125,000	128,700
SBA Communications Callable 10/31/19 @ $101 4.88%, 07/15/22	195,000	197,603
Service Properties Trust Callable 09/01/24 @ $100 4.35%, 10/01/24	150,000	151,847

		848,364

Utilities — 0.7%
Calpine Callable 10/31/19 @ $102 6.00%, 01/15/22(a)	145,000	145,486

Total Corporate Obligations (Cost $18,464,199)		18,499,300

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

LOAN PARTICIPATIONS — 4.9%

	Face Amount	Value
Application Software — 1.0%
Infor (US) Inc., Term Loan B6 4.854%, 02/01/22 (b)	$199,314	$199,469

Chemicals — 1.0%
Reynolds Group Holdings, Incremental US Term Loans 4.793%, 02/05/23 (b)	198,977	199,226

Environmental Services — 1.0%
Advanced Disposal Services Inc., Additional Term Loan, 1st Lien 4.197%, 11/10/23 (b)	198,916	199,439

Forest Products/Containers — 1.0%
Berry Global Inc., Term Loan Q, 1st Lien 4.299%, 10/01/22 (b)	200,000	200,826

Information Technology — 0.9%
Sophia LP, Term Loan B 5.354%, 09/30/22 (b)	198,887	198,845

Total Loan Participations (Cost $994,190)		997,805

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

PREFERRED STOCK — 0.7%

	Shares	Value
Financials — 0.7%
GMAC Capital Trust I 7.94%	5,725	$150,052

Total Preferred Stock (Cost $150,023)		150,052

Total Investments - 96.9% (Cost $19,608,412)		$19,647,157

Percentages are based on Net Assets of $20,273,252.

ICE — Intercontinental Exchange

LLLP — Limited Liability Limited Partnership

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

Pty — Proprietary

USD — U.S. Dollar

VAR — Variable Rate

(a)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2019, these securities amounted to $6,075,963 or 30.0% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(c)	Perpetual security with no stated maturity date.

The following is a list of the level of inputs used as of September 30, 2019, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$–	$18,499,300	$–	$18,499,300
Loan Participations	–	997,805	–	997,805
Preferred Stock	150,052	–	–	150,052

Total Investments in Securities	$150,052	$19,497,105	$–	$19,647,157

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON SHORT DURATION HIGH YIELD FUND SEPTEMBER 30, 2019

For the period ended September 30, 2019, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

 STATEMENTS OF ASSETS AND LIABILITIES

	Aegon Emerging Markets Debt Fund	Aegon Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $44,506,190 and $19,608,412)	$44,438,185	$19,647,157
Cash	533,558	550,721
Foreign Currency, at Value (Cost $94,417 and $—)	94,187	—
Dividend and Interest Receivable	621,156	239,084
Deferred Offering Costs	61,091	55,340
Receivable due from Adviser	23,529	18,070
Prepaid Expenses	566	285

Total Assets	45,772,272	20,510,657

Liabilities:
Payable for Professional Fees	16,512	14,656
Payable due to Administrator	15,953	7,060
Payable for Custody Fees	14,688	786
Payable for Transfer Agent Fees	6,919	6,453
Payable for Printing Fees	5,911	2,618
Payable for Pricing Fees	5,805	3,784
Chief Compliance Officer Fees Payable	1,355	600
Distribution Fees Payable (Investor Shares)	41	18
Payable for Investment Securities Purchased	—	199,137
Other Accrued Expenses and Other Payables	5,165	2,293

Total Liabilities	72,349	237,405

Net Assets	$45,699,923	$20,273,252

Net Assets Consist of:
Paid-in Capital	$45,544,435	$20,224,556
Total Distributable Earnings	155,488	48,696

Net Assets	$45,699,923	$20,273,252

Institutional Shares:
Net Assets	$45,471,486	$20,171,858
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	4,531,266	2,012,305
Net Asset Value Offering and Redemption Price, Per Share	$10.04	$10.02

Investor Shares:
Net Assets	$228,437	$101,394
Outstanding Shares of beneficial interest (unlimited authorization - no par value)	22,765	10,115
Net Asset Value Offering and Redemption Price, Per Share	$10.03	$10.02

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT FOR THE PERIOD ENDED SEPTEMBER 30, 2019

 STATEMENTS OF OPERATIONS

	Aegon Emerging Markets Debt Fund (1)	Aegon Short Duration High Yield Fund (1)

Investment Income:
Dividends	$—	$3,037
Interest	689,908	268,941
Less: Foreign Taxes Withheld	(14,255)	—

Total Investment Income	675,653	271,978

Expenses:
Investment Advisory Fees	86,139	32,135
Administration Fees	56,434	24,881
Trustees’ Fees	4,073	1,787
Chief Compliance Officer Fees	1,355	600
Distribution Fees (Investor Shares)	164	72
Audit Fees	26,900	26,600
Custodian Fees	25,871	1,395
Offering Costs — Note 2	18,342	18,031
Transfer Agent Fees	14,463	11,505
Legal Fees	12,673	6,994
Printing Fees	10,321	4,679
Registration and Filing Fees	4,018	1,795
Other Expenses	9,882	6,414

Total Expenses	270,635	136,888

Less:
Investment Advisory Fee Waiver	(86,139)	(32,135)
Reimbursement from Adviser	(84,940)	(63,782)

Net Expenses	99,556	40,971

Net Investment Income	576,097	231,007

Net Realized Gain (Loss) on:
Investments	212,131	3,300
Foreign Currency Transactions	(13,801)	—

Net Realized Gain	198,330	3,300

Net Unrealized Appreciation (Depreciation) on:
Investments	(68,005)	38,745
Foreign Currency Translations	(6,699)	—

Net Unrealized Appreciation/(Depreciation)	(74,704)	38,745

Net Realized and Unrealized Gain on Investments and Foreign Currency Translations	123,626	42,045

Net Increase in Net Assets Resulting from Operations	$699,723	$273,052

(1)	Commenced operations on June 14, 2019.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 STATEMENTS OF CHANGES IN NET ASSETS

Period Ended September 30, 2019 (1)
Operations:
Net Investment Income	$576,097
Net Realized Gain on Investments and Foreign Currency Transactions	198,330
Net Unrealized Depreciation on Investments and Foreign Currency Translations	(74,704)

Net Increase in Net Assets Resulting From Operations	699,723

Distributions:
Institutional Shares	(541,671)
Investor Shares	(2,564)

Total Distributions	(544,235)

Capital Share Transactions: (2)
Institutional Shares
Issued	44,775,100
Reinvestment of Distributions	541,671

Net Institutional Share Transactions	45,316,771

Investor Shares
Issued	225,100
Reinvestment of Distributions	2,564

Net Investor Share Transactions	227,664

Net Increase in Net Assets From Capital Share Transactions	45,544,435

Total Increase in Net Assets	45,699,923

Net Assets:
Beginning of Period	—

End of Period	$45,699,923

(1)	Commenced operations on June 14, 2019.
(2)	For share transactions, see Note 6 in Notes to Financial Statements.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SHORT DURATION HIGH YIELD FUND

 STATEMENTS OF CHANGES IN NET ASSETS

Period Ended September 30, 2019 (1)
Operations:
Net Investment Income	$231,007
Net Realized Gain on Investments	3,300
Net Unrealized Appreciation on Investments	38,745

Net Increase in Net Assets Resulting From Operations	273,052

Distributions:
Institutional Shares	(223,302)
Investor Shares	(1,054)

Total Distributions	(224,356)

Capital Share Transactions: (2)
Institutional Shares
Issued	19,900,100
Reinvestment of Distributions	223,302

Net Institutional Share Transactions	20,123,402

Investor Shares
Issued	100,100
Reinvestment of Distributions	1,054

Net Investor Share Transactions	101,154

Net Increase in Net Assets From Capital Share Transactions	20,224,556

Total Increase in Net Assets	20,273,252

Net Assets:
Beginning of Period	—

End of Period	$20,273,252

(1)	Commenced operations on June 14, 2019.
(2)	For share transactions, see Note 6 in Notes to Financial Statements.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Institutional Shares

Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.13
Net Realized and Unrealized Gain	0.03

Total from Investment Operations	0.16

Dividends and Distributions:
Net Investment Income	(0.12)

Total Dividends and Distributions	(0.12)

Net Asset Value, End of Period	$10.04

Total Return†	1.61%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$45,472
Ratio of Expenses to Average Net Assets	0.75%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.04%††
Ratio of Net Investment Income to Average Net Assets	4.35%††
Portfolio Turnover Rate	24%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT EMERGING MARKETS DEBT FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Investor Shares

Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.12
Net Realized and Unrealized Gain	0.02

Total from Investment Operations	0.14

Dividends and Distributions:
Net Investment Income	(0.11)

Total Dividends and Distributions	(0.11)

Net Asset Value, End of Period	$10.03

Total Return†	1.43%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$228
Ratio of Expenses to Average Net Assets	1.00%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.29%††
Ratio of Net Investment Income to Average Net Assets	4.10%††
Portfolio Turnover Rate	24%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SHORT DURATION HIGH YIELD FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Institutional Shares

Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.12
Net Realized and Unrealized Gain	0.01

Total from Investment Operations	0.13

Dividends and Distributions:
Net Investment Income	(0.11)

Total Dividends and Distributions	(0.11)

Net Asset Value, End of Period	$10.02

Total Return†	1.32%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$20,172
Ratio of Expenses to Average Net Assets	0.70%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.34%††
Ratio of Net Investment Income to Average Net Assets	3.96%††
Portfolio Turnover Rate	11%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SHORT DURATION HIGH YIELD FUND

 FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout the Period

Investor Shares

Period Ended September 30, 2019*
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income**	0.11
Net Realized and Unrealized Gain	0.01

Total from Investment Operations	0.12

Dividends and Distributions:
Net Investment Income	(0.10)

Total Dividends and Distributions	(0.10)

Net Asset Value, End of Period	$10.02

Total Return†	1.25%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$101
Ratio of Expenses to Average Net Assets	0.95%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	2.59%††
Ratio of Net Investment Income to Average Net Assets	3.71%††
Portfolio Turnover Rate	11%†††

*	Commenced operations on June 14, 2019.
**	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
†††	Portfolio turnover rate is for the period indicated and has not been annualized.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 28 funds. The financial statements herein are those of the Aegon Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”) and the Aegon Short Duration High Yield Fund (the “Short Duration High Yield Fund”) (the “Funds”). The investment objective of the Aegon Emerging Markets Debt Fund is to maximize total return, consisting of income and capital appreciation. The investment objective of the Aegon Short Duration High Yield Fund is to seek to provide a high level of current income. Each of the Funds is classified as a diversified investment company. Aegon USA Investment Management, LLC serves as the Funds’ investment adviser (the “Adviser”). The Funds currently offer Institutional Class Shares and Investor Class Shares. The Funds commenced operations on June 14, 2019. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic)

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended September 30, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended September 30, 2019, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statement of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Dividends and Distributions to Shareholders — Each Fund distributes its net investment income monthly, and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period. As of September 30, 2019, the Emerging Markets Debt Fund and the Short Duration High Yield Fund had $61,091 and $55,340, respectively, remaining to be amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the period ended September 30, 2019 the Funds were allocated CCO fees totaling $1,955

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the period ended September 30, 2019, the Emerging Markets Debt Fund and the Short Duration High Yield Fund paid $56,434 and $24,881 for these services, respectively.

Each of the Funds has adopted the Distribution Plan (the “Plan”) for the Investor Class Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Fund’s average daily net assets attributable to Investor Class Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the period ended September 30, 2019, the Emerging Markets Debt Fund and the Short Duration High Yield Fund were charged $164 and $72, respectively.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc., serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Emerging Markets Debt Fund and the Short Duration High Yield Fund at a fee calculated at an annual rate of 0.65% and 0.55%, respectively of the Funds’ average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

For each Fund, the Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2021. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2021. Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares
Emerging Markets Debt Fund	0.75%	1.00%

Short Duration High Yield Fund	0.70%	0.95%

At September 30, 2019, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

2022
Emerging Markets Debt Fund	$171,079

Short Duration High Yield Fund	$95,917

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

6. Shares Transactions:

Period Ended September 30, 2019(1)
Emerging Markets Debt Fund

Institutional Shares

Issued	4,477,510

Reinvestment of Distributions	53,756

Increase in Institutional Shares	4,531,266

Investor Shares

Issued	22,510

Reinvestment of Distributions	255

Increase in Investor Shares	22,765

Net Increase in Shares Outstanding from Share Transactions	4,554,031

Period Ended September 30, 2019(1)
Short Duration High Yield Fund

Institutional Shares

Issued	1,990,010

Reinvestment of Distributions	22,295

Increase in Institutional Shares	2,012,305

Investor Shares

Issued	10,010

Reinvestment of Distributions	105

Increase in Investor Shares	10,115

Net Increase in Shares Outstanding from Share Transactions	2,022,420

(1) Commenced operations on June 14, 2019.

7. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities, for the period ended September 30, 2019, were as follows:

	Purchases	Sales
Emerging Markets Debt Fund	$54,293,204	$10,457,484

Short Duration High Yield Fund	19,154,521	1,952,341

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise. During the period ended September 30, 2019, there were no such permanent reclassifications.

The tax character of dividends and distributions paid during the period ended September 30, 2019 are as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Emerging Markets Debt Fund	$544,235	$–	$544,235
Short Duration High Yield Fund	224,356	–	224,356

As of September 30, 2019, the components of Distributable Earnings on a tax basis were as follows:

	Emerging Markets Debt Fund	Short Duration High Yield Fund
Undistributed Ordinary Income	$198,101	$8,518
Unrealized Appreciation/Depreciation	(30,284)	–
Other Temporary Differences	(12,329)	40,178

Total Distributable Earnings	$155,488	$48,696

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to interest from perpetual bond/preferred stock and Argentina hyper inflation. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2019, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Debt Fund	$44,461,770	$977,279	$(1,000,864)	$(23,585)
Short Duration High Yield Fund	19,606,980	135,032	(94,855)	40,177

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

9. Concentration of Risks:

As with all management investment companies, a shareholder of each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the applicable Fund’s net asset value (“NAV”) and ability to meet that Fund’s investment objective.

Active Management Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – Each of the Funds is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Fixed Income Market Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The prices of each of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Extension Risk (Short Duration High Yield Fund) – The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Prepayment/Re-investment Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Duration Risk (Emerging Markets Debt Fund) – A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Below Investment Grade Securities (Junk Bonds) Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Distressed or Defaulted Securities Risk (Short Duration High Yield Fund) – Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. The Fund may suffer significant losses if the reorganization or restructuring is not completed as anticipated. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties.

Bank Loans Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Bank Obligations (Short Duration High Yield Fund) – To the extent the Fund invests in bank obligations, the Fund will be more susceptible to negative

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability.

Convertible Securities Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Derivatives Risk (Emerging Markets Debt Fund) – The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts, options and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Environmental, Social and Governance Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The Adviser may consider certain ESG factors as part of its decision to buy and sell securities. Applying ESG factors to the investment analysis may impact the investment decision for securities of certain issuers and therefore the Fund may forgo some market opportunities available to funds that do not use ESG factors. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG factors.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Equity Market Risk (Short Duration High Yield Fund) – The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds Risk (Emerging Markets Debt Fund) – The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Foreign Currency Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Foreign Government Agencies Risk (Emerging Markets Debt Fund) – Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general creditworthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency’s operations and financial condition are influenced by the foreign government’s economic and other policies.

Foreign Investment/Emerging Markets Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risks that (i) the governmental entity

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Geographic Focus Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Preferred Stock Risk (Short Duration High Yield Fund) – Preferred stocks are non-voting equity securities that pay a stated fixed or variable rate of return. Preferred stocks are subject to issuer-specific risks (such as credit risk) and market risks applicable generally to equity securities. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks generally are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than the company’s bonds and other debt instruments. Preferred stock may also be subject to prepayment/re-investment risk, which is discussed above.

Leverage Risk (Emerging Markets Debt Fund) – The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Sector Emphasis Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Supranational Entities Risk (Emerging Markets Debt Fund) – Government members, or “stockholders,” usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

New Fund Risk (Emerging Markets Debt Fund and Short Duration High Yield Fund) – Because each of the Funds is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

10. Other:

At September 30, 2019, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Emerging Markets Debt Fund

Institutional Shares	1	100%

Investor Shares	1	100%

Short Duration High Yield Fund

Institutional Shares	1	100%

Investor Shares	1	100%

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. New Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal of certain disclosures and delay the adoption of additional disclosure until the effective date.

12. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of September 30, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and

Shareholders of Aegon Emerging Markets Debt Fund, and

Aegon Short Duration High Yield Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aegon Emerging Markets Debt Fund and Aegon Short Duration High Yield Fund (two of the funds constituting The Advisors’ Inner Circle Fund III, hereafter referred to as the “Funds”) as of September 30, 2019, the related statements of operations for the period ended September 30, 2019, the statements of changes in net assets and the financial highlights for the period June 14, 2019 (commencement of operations) through September 30, 2019, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of each of their operations for the period then ended, the changes in each of their net assets and each of the financial highlights for the period June 14, 2019 (commencement of operations) through September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 27, 2019

We have served as the auditor of one or more investment companies in Aegon USA Investment Management, LLC since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from April 1, 2019 to September 30, 2019.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/01/19	Ending Account Value 9/30/19	Annualized Expense Ratios	Expenses Paid During Period
Emerging Markets Debt Fund - Institutional Class Shares†
Actual Portfolio Return	$1,000.00	$1,016.10	0.75%	$2.26*

Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80**
Emerging Markets Debt Fund - Investor Class Shares†
Actual Portfolio Return	$1,000.00	$1,014.30	1.00%	$3.01*

Hypothetical 5% Return	1,000.00	1,020.05	1.00	5.06**
US Short Duration Yield Fund - Institutional Class Shares†
Actual Portfolio Return	$1,000.00	$1,013.20	0.70%	$2.10*

Hypothetical 5% Return	1,000.00	1,021.56	0.70	3.55**
US Short Duration Yield Fund - Investor Class Shares†
Actual Portfolio Return	$1,000.00	$1,012.50	0.95%	$2.85*

Hypothetical 5% Return	1,000.00	1,020.31	0.95	4.81**

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 108/365 (to reflect from inception to the period end).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
†	Commenced operations on June 14, 2019.

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THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES2 3
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)

Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.

INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.
1

Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Trustees oversee 28 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Mr. Doran is a Trustee who may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-833-462-3466. The following chart lists Trustees and Officers as of September 30, 2019.

Other Directorships Held in the Past Five Years[4]

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds and Symmetry Panoramic Trust.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Rochdale Investment Trust to 2013. Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Funds (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Funds Accounting Manager, SEI Investments, since 2000.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Funds Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (since 2014)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP, from 2006 to 2010.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Trustees and Officers of the Advisors’ Inner Circle Fund III (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
MATTHEW M. MAHER (Born: 1968)	Vice President and Assistant Secretary (Since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ROBERT MORROW (Born: 1968)	Vice President (Since 2017)	Account Manager, SEI Investments, since 2007.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on March 14, 2019 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds as well as the Funds’ proposed objectives and strategies; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

service providers of the Funds, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory,

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to enter into expense limitation and fee waiver arrangements with the Funds.

Investment Performance, Profitability and Economies of Scale

Because the Funds were new and had not commenced operations, they did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Funds’ investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	AEGON ASSET MANAGEMENT SEPTEMBER 30, 2019

Notice to Shareholders (Unaudited)

For shareholders that do not have a September 30, 2019 tax year end, this notice is for informational purposes only. For shareholders with a September 30 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2019, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Emerging Markets Debt Fund	0.00%	100.00%	100.00%	0.00%

Short Duration High Yield Fund	0.00%	100.00%	100.00%	0.00%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
Emerging Markets Debt Fund	0.00%	0.00%	0.00%	0.00%

Short Duration High Yield Fund	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3) “U.S. Government Interest represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income. Generally interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Emerging Markets Debt Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended September 30, 2019 the total amount of foreign source income is $604,982. The total amount of foreign tax paid is $14,255. Your allocable share of the foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2019. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Aegon Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-462-3466

Investment Adviser:

Aegon USA Investment Management, LLC

6300 C Street SW

Cedar Rapids, Iowa 54299

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

AAM-AR-001-0100

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics, dated October 2017, that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics since this code of ethics was adopted.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the two fiscal years as follows:

		2019			2018
		All fees and services to the Registrant that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$530,415	$0	$0	$378,215	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$60,100	$0	$0	$45,000
(d)	All Other Fees	$0	$0	$10,000	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2019	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $70,100 and $45,000 for 2019 and 2018, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR §270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR §270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR §270.30a-15(b) or §240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR §270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR §270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie,
President

Date: December 6, 2019

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and Chief Financial Officer

Date: December 6, 2019